BlackRock Natural Resources Trust (the “Fund”)

Supplement Dated March 26, 2008 to the
Prospectus and Statement of Additional Information

Effective March 26, 2008, the Fund has added the MSCI Natural Resources Index as a performance benchmark. The MSCI Natural Resources Index an index consisting primarily of equity securities of companies engaged in the natural resources industry. For the one, five, and ten year periods ended December 31, 2007, the average annual total returns for the MSCI Natural Resources Index were 31.12%, 27.48% and 13.50%, respectively. The Fund will continue to compare its performance to the Standard & Poor’s 500 Index.

NATRES-PRSAI-SUP-0308